Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 3, 2024 (this “Second Amendment”), is entered into by and among GOGO INC., a Delaware corporation (“Holdings”), GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent, the Lenders party hereto and the Second Amendment Incremental Revolving Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Existing Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Administrative Agent, the Lenders from time to time party thereto and the other parties party thereto entered into that certain Credit Agreement, dated as of April 30, 2021 (the “Original Credit Agreement”, as amended by that certain First Amendment to Credit Agreement, dated as of February 2, 2023, the “First Amendment” and together with the Original Credit Agreement and any further amendments, restatements, amendment and restatements, supplements or other modifications prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Second Amendment, the “Credit Agreement”).

WHEREAS, pursuant to Section 9.02, the Borrower has requested the Revolving Lenders under the Existing Credit Agreement (such Lenders, the “Existing Revolving Lenders”) amend the Existing Credit Agreement to, among other things, to extend the Revolving Maturity Date and modify the Applicable Rate in respect of each Lender’s Revolving Commitment and the Existing Revolving Lenders party hereto (the “Consenting Revolving Lenders”) have agreed to permit such amendments (such amendments, the “RCF Amendments”).

WHEREAS, pursuant to and in accordance with Section 2.20 of the Credit Agreement, the Borrower, the Administrative Agent, the Second Amendment Incremental Revolving Lenders and each other party hereto wish to amend the Existing Credit Agreement to enable the Borrower to establish an Incremental Revolving Commitment Increase (the “Second Amendment Incremental Revolving Facility”) pursuant to which the Borrower has requested that the lender(s) indicated on Schedule 1 hereto under the heading “Second Amendment Incremental Revolving Lender” (the “Second Amendment Incremental Revolving Lenders”) increase the aggregate principal amount of Revolving Commitments on the Second Amendment Effective Date by an aggregate amount of $32,000,000 (the “Second Amendment Incremental Revolving Commitments” and each Loan made under a Second Amendment Incremental Revolving Commitment, a “Second Amendment Incremental Revolving Loan”) which will form an increase to and the same Class as the Revolving Commitments.

WHEREAS, subject to the terms and conditions set forth herein, each Second Amendment Incremental Revolving Lender is prepared to provide, severally and not jointly, Second Amendment Incremental Revolving Commitments in an aggregate principal amount for such Second Amendment Incremental Revolving Lender equal to its applicable Second Amendment Incremental Revolving Commitment set forth on Schedule 1 hereto.

WHEREAS, substantially concurrently with the execution of this Second Amendment, the Borrower, will, directly or indirectly, acquire (the “Acquisition”) all of the issued and outstanding equity interests of the Parent Companies (as defined below), pursuant to that certain Purchase Agreement, dated as of September 29, 2024, by and among Gogo Direct Holdings LLC, Satcom Direct Holdings, Inc., a Delaware corporation, SDHC Holdings, Inc., a Delaware corporation, Satcom Direct Government

Holdings, Inc., a Delaware corporation, ndtHost Holdings, Inc., a Delaware corporation, Satcom Direct, Inc., a Florida corporation (“Satcom Direct”), Satcom Direct Holding Company, LLC, a Florida limited liability company (“SDHC”), Satcom Direct Government, Inc., a Florida corporation (“Satcom Government”), ndtHost, LLC, a Florida limited liability company (“ndtHost”, together with Satcom Direct, SDHC, and Satcom Government, collectively, the “Parent Companies” (including all schedules, annexes and exhibits thereto, and as amended or modified from time to time, the “Acquisition Agreement”)).

WHEREAS, (a) the proceeds of permitted borrowings under the Revolving Facility, Incremental Equivalent Debt and cash on hand at the Borrower and its Subsidiaries will be used by the Borrower and the Restricted Subsidiaries (i) to pay all or part of the purchase price required to be paid by the Borrower or its Subsidiaries pursuant to the terms of the Acquisition Agreement and (ii) to pay fees, costs and expenses related to the Second Amendment Transactions (as defined below) and (b) the Second Amendment Incremental Revolving Commitments will be used from time to time by the Borrower in accordance with Section 5.10 of the Credit Agreement. The entry into this Second Amendment, the establishment of the Second Amendment Incremental Revolving Facility, the payment of the purchase price, fees, costs and expenses relating to the Acquisition Agreement, the consummation of the Acquisition, and the other transactions contemplated to be made on the Second Amendment Effective Date by this Second Amendment, collectively, the “Second Amendment Transactions”.

WHEREAS, MSSF, BofA Securities, Inc. (acting through any of its affiliates as it deems appropriate, “BofA”), Deutsche Bank AG New York Branch (“DBNY”), Deutsche Bank Securities Inc. (acting through any of its affiliates as it deems appropriate, “DBSI” and together with DBNY, “DB”) are the joint lead arrangers for this Second Amendment.

WHEREAS, subject to the satisfaction or waiver of the conditions precedent set forth in Section 6 hereof, the parties hereto have agreed, as contemplated by Section 2.20 and Section 9.02 of the Credit Agreement, to amend certain terms of the Existing Credit Agreement as hereinafter provided to give effect to (i) the RCF Amendments and (ii) the establishment of the Second Amendment Incremental Revolving Commitments.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1. RULES OF CONSTRUCTION. The rules of construction specified in Sections 1.02 through 1.11 of the Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2. SECOND AMENDMENT INCREMENTAL REVOLVING COMMITMENTS.

(a) Second Amendment Incremental Revolving Commitments.

(i) Pursuant to Section 2.20 of the Credit Agreement, each Second Amendment Incremental Revolving Lender, severally and not jointly, (A) shall on the Second Amendment Effective Date, have a Second Amendment Incremental Revolving Commitment that is equal to the amount set forth next to its name on Schedule 1 hereto and (B) agrees, solely upon the satisfaction or waiver of the conditions in Section 6 hereof, to provide the Second Amendment Incremental Revolving Commitments to the Borrower on the Second Amendment Effective Date in an amount equal to its respective Second Amendment Incremental Revolving Commitment, in accordance with this Second Amendment and the Credit Agreement.

(ii) The Second Amendment Incremental Revolving Facility (A) shall be treated and deemed to constitute an increase in Revolving Commitments to the existing Revolving Facility for all purposes of the Credit Agreement and each other Loan Document and (B) the terms and provisions of the Second Amendment Incremental Revolving Commitments shall be identical to those of the existing Revolving Commitments on the date hereof as set forth in the Credit Agreement.

(iii) As of the Second Amendment Effective Date, after giving effect to the Second Amendment Incremental Revolving Commitments, (i) the Revolving Commitments of each Existing Revolving Lender (other than a Consenting Revolving Lender) shall be terminated, and the Existing Revolving Lenders party hereto agree to such termination notwithstanding anything in Section 2.08 of the Existing Credit Agreement to the contrary, (ii) the aggregate amount of Revolving Commitments as of the Second Amendment Effective Date shall equal $122,000,000 and (iii) each Revolving Lender’s Revolving Commitment is as set forth opposite its name under the heading “Aggregate Revolving Commitments (effective as of the Second Amendment Effective Date)” on Schedule 1 hereto.

(iv) On the Second Amendment Effective Date, (i) each Existing Revolving Lender will automatically and without further act be deemed to have assigned to each Second Amendment Incremental Revolving Lender, and each Second Amendment Incremental Revolving Lender will automatically and without further act be deemed to have assumed a portion of such Existing Revolving Lenders’ participations under the Existing Credit Agreement in outstanding Letters of Credit, if applicable, such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including the Second Amendment Incremental Revolving Lenders’) participations under the Credit Agreement in Letters of Credit shall be held on a pro rata basis on the basis of their respective Revolving Commitments (after giving effect to the increase in the Revolving Commitments pursuant hereto), and (ii) if any Revolving Loans are outstanding on such date, the Existing Revolving Lenders shall assign Revolving Loans to the Second Amendment Incremental Revolving Lenders, and the Second Amendment Incremental Revolving Lenders shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to the increase in the Revolving Commitments pursuant to this Second Amendment); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(a)(iii).

(b) From and after the Second Amendment Effective Date, (i) each Second Amendment Incremental Revolving Lender shall be deemed to be a Revolving Lender and a Lender and (ii) each Second Amendment Incremental Revolving Lender shall be a party to the Credit Agreement and shall have the rights, remedies and obligations of a Revolving Lender and a Lender thereunder. The Second Amendment Incremental Revolving Lenders, the Administrative Agent and the Loan Parties party hereto agree that this Second Amendment shall constitute an “Incremental Facility Amendment” pursuant to and in accordance with the Credit Agreement. The Second Amendment Incremental Revolving Lenders, the Administrative Agent and the Loan Parties party hereto agree that the Second Amendment Incremental Revolving Facility shall constitute an “Incremental Facility” and an “Incremental Revolving Commitment Increase”, pursuant to and in accordance with the Credit Agreement.

(c) MSSF, in its capacity as Administrative Agent under the Existing Credit Agreement, acknowledges and agrees that this Second Amendment, together with any applicable Borrowing Request delivered pursuant to Section 6(a)(i) hereof, satisfy the notice requirement under Section 2.20 of the Credit Agreement.

SECTION 3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Existing Credit Agreement is hereby amended on the Second Amendment Effective Date as follows:

(a) The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day,

(a) with respect to any Initial Term Loan that is an ABR Loan, 2.75% or SOFR Loan, 3.75%,

(b) with respect to any Revolving Loan that is an ABR Loan or SOFR Loan, the applicable rate per annum set forth below under the caption “Revolver ABR Spread” or “Revolver SOFR Rate Spread” as the case may be, based upon the Senior Secured First Lien Net Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or Section 5.01(b); provided, that, for purposes of this clause (b), until the date of the delivery of the consolidated financial statements pursuant to Section 5.01(b) as of and for the fiscal quarter ended March 31, 2025, the Applicable Rate shall be based on the rates per annum set forth in Category 1:

Senior Secured First Lien Net Leverage Ratio	Revolver ABR Spread	Revolver SOFR Rate Spread
Category 1 Greater than 2.50 to 1.00	3.00%	4.00%
Category 2 Equal to or less than 2.50 to 1.00, or with respect to Revolving Loans, but greater than 2.00 to 1.00	2.75%	3.75%
Category 3 With respect to Revolving Loans, equal to or less than 2.00 to 1.00	2.50%	3.50%

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Senior Secured First Lien Net Leverage Ratio shall be effective during the period commencing on the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements and related Compliance Certificate indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Rate, at the option of the Required Revolving Lenders, with respect to their respective Loans, shall be based on the rates per annum set forth in the next highest category if the Borrower fails to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b) within thirty (30) days after the time periods specified herein for such delivery, during the period commencing on the date that is thirty (30) days after the date such financial statements were required to be delivered pursuant to Section 5.01(a) or Section 5.01(b) until the date that such financial statements are so delivered.

(b) The definition of “Revolving Loans” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Loan” means a Loan made by a Revolving Facility Lender pursuant to Section 2.01(b), which, for the avoidance of doubt, shall include the Second Amendment Incremental Revolving Loans.”

(c) The definition of “Revolving Maturity Date” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Revolving Maturity Date” means (i) December 3, 2029 (or if such day is not a Business Day, the immediately preceding Business Day); provided that (x) if on the day that is 90 days prior to the scheduled final maturity date of the Initial Term Loans the Term Maturity Date with respect to the Initial Term Loans is a date that is prior to December 3, 2029, the Revolving Maturity Date shall automatically modify to be the date that is 90 days prior to the scheduled final maturity of the Initial Term Loans or (y) if on the day that is 90 days prior to the scheduled final maturity date of the loans made pursuant to the HPS Credit Agreement or any Indebtedness constituting a Permitted Refinancing with respect to such loans (but solely to the extent the scheduled final maturity date with respect to such loans or Indebtedness is earlier than December 3, 2029), the scheduled final maturity date with respect to such Indebtedness is a date that is prior to December 3, 2029, the Revolving Maturity Date shall automatically modify to be the date that is 90 days prior to the scheduled final maturity date of such Indebtedness or (ii) with respect to any Revolving Lender that has extended its Revolving Commitment pursuant to a Permitted Amendment and with respect to any Issuing Bank that has consented to such extension, the extended maturity date set forth in any such Loan Modification Agreement Refinancing Amendment or other amendment hereto.”

(d) The definition of “Term SOFR Adjustment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Term SOFR Adjustment” means, for any calculation with respect to a SOFR Loan, a percentage per annum:

(a) with respect to the Initial Term Loans that are SOFR Loans, as set forth below for the applicable Interest Period therefor:

Interest Period	Percentage
One month	0.11448%
Three months	0.26161%
Six months	0.42826%

(b) with respect to the Revolving Loans that are SOFR Loans, equal to 0%.”

(e) Section 1.01 of the Existing Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“HPS Credit Agreement” means that certain Credit Agreement dated as of December 3, 2024 by and among Holdings, the Borrower, the lenders party thereto and HPS Investment Partners, LLC as administrative agent and collateral agent.

““Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of December 3, 2024, by and among the Administrative Agent, the Borrower, the other parties party thereto and the Second Amendment Incremental Revolving Lenders (as defined therein).”

““Second Amendment Effective Date” means December 3, 2024.”

““Second Amendment Incremental Revolving Loans” has the meaning specified in the Second Amendment.”

““Second Amendment Incremental Revolving Lenders” has the meaning specified in the Second Amendment.”

(f) The parenthetical of Section 9.02(b)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(it being understood that a waiver of any Default, Event of Default, mandatory prepayment, or mandatory reduction of the Commitments or the modification or deletion of the proviso in clause (i) of the definition of “Revolving Maturity Date” shall not constitute an extension of any maturity date)”

SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

On and after the Second Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, (ii) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Credit Agreement, as modified hereby, (iii) each Second Amendment Incremental Revolving Lender shall constitute a “Lender” under and as defined in the Credit Agreement, (iv) the Second Amendment Incremental Revolving Commitments shall constitute “Revolving Commitments,” in each case, under and as defined in the Credit Agreement, and (v) each reference to a “Revolving Lender” or “Revolving Lenders” in the Loan Documents shall be deemed to include the Second Amendment Revolving Lenders and the term “Revolving Lender” in Section 1 of the Credit Agreement shall be deemed modified to include the Second Amendment Incremental Revolving Lenders. On and after the effectiveness of this Second Amendment, this Second Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 5. REPRESENTATIONS & WARRANTIES. The Borrower hereby represents and warrants to the Second Amendment Incremental Revolving Lenders and the Administrative Agent, on and as of the Second Amendment Effective Date, that,

(a) no Specified Event of Default shall have occurred and be continuing or would result therefrom; and

(b) (i) the representations and warranties made by, or on behalf of, the Parent Companies with respect to the Parent Companies in the Acquisition Agreement to the extent a breach of such representations and warranties is material to the interests of the Second Amendment Incremental Revolving Lenders (in their capacities as such) (the “Acquisition Agreement Representations”) and (ii) the representations and warranties in Sections 3.01(a) and (b) with respect to the Borrower, Holdings and the other Loan Parties, 3.02, 3.08, 3.14, 3.15, 3.16 (with respect to, if applicable, the use of proceeds of the Second Amendment Incremental Revolving Loans on the date hereof) and 3.19 of the Existing Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that a failure of any Acquisition Agreement Representation to be accurate will not constitute the failure of any conditions precedent set forth in Section 6 hereof or a Default or Event of Default under the Credit Agreement, unless such failure results in a failure of a condition precedent to the Borrower’s obligation to consummate the Acquisition or such failure gives the Borrower the right (taking into account any notice and cure provisions) to terminate its obligations, in each case, pursuant to the terms of the Acquisition Agreement.

SECTION 6. CONDITIONS PRECEDENT. This Second Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) when the conditions set forth in this Section 6 shall have been satisfied (or, as applicable, waived by the Second Amendment Incremental Revolving Lenders with respect to the Second Amendment Incremental Revolving Facility):

(a) Amendment Documents. The Administrative Agent shall have received the following:

(i) To the extent applicable, a Borrowing Request for Second Amendment Incremental Revolving Loans to be funded on the Second Amendment Effective Date, which may be delivered on or prior to the Second Amendment Effective Date and conditioned on the occurrence of the Second Amendment Effective Date;

(ii) counterparts of this Second Amendment executed by the Loan Parties, the Administrative Agent, the Second Amendment Incremental Revolving Lenders, the Consenting Revolving Lenders and the Issuing Banks;

(iii) a customary legal opinion from Kirkland & Ellis LLP, counsel to the Borrower and the other Loan Parties with respect to matters of New York law;

(iv) (i) a certificate from each Loan Party, signed by a Responsible Officer of each such Loan Party, and attested to by another Responsible Officer of such Loan Party, together with (x) copies of the certificate or articles of incorporation and by-laws (or, in each case, other equivalent organizational documents), as applicable, of each such Loan Party, (y) the resolutions of such Loan Party referred to in such certificate, and (z) a signature and incumbency certificate to the officers of such persons executing the Loan Documents and (ii) certificates of good standing or status (to the extent that such concepts exist) for the Loan Parties from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization or formation of such Loan Parties (in each case, to the extent applicable); and

(v) a certificate attesting to the solvency of the Borrower and its Subsidiaries, on a consolidated basis, from the chief financial officer (or officer with equivalent duties) of the Borrower (after giving effect to any Second Amendment Incremental Revolving Loans incurred on the Second Amendment Effective Date), substantially in the form of Exhibit P to the Existing Credit Agreement.

(b) Representations and Warranties. The representations and warranties in Section 5 hereof shall be true and correct as of the Second Amendment Effective Date.

(c) Fees and Expenses. All fees and expenses required to be paid to the Second Amendment Incremental Revolving Lenders (or their affiliates, as applicable) pursuant to that certain Incremental Commitment Letter, dated as of September 29, 2024 (the “Incremental Commitment Letter”), by and among Holdings, Borrower, the Administrative Agent, the other Second Amendment Incremental Revolving Lenders and certain other Lenders party thereto, that certain Incremental Fee Letter, dated as of September 29, 2024, by and among the Borrower, the Administrative Agent, the other Second Amendment Incremental Revolving Lenders and certain other Lenders party thereto, and Section 9.03(a) of the Credit Agreement in connection with the Second Amendment Incremental Revolving Facility and reasonable out-of-pocket expenses and legal fees required to be paid on the Second Amendment Effective Date pursuant to Incremental Commitment Letter, to the extent invoiced in reasonable detail at least two (2) Business Days prior to the Second Amendment Effective Date (except as otherwise reasonably agreed by the Borrower in its sole discretion) shall have been paid (it being agreed that such fees and expenses may be paid with the proceeds of the initial funding of the Second Amendment Incremental Revolving Facility).

(d) Acquisition. On the Second Amendment Effective Date, the Acquisition has been consummated or will be consummated substantially concurrently with the effectiveness of the Second Amendment Incremental Revolving Facility in all material respects in accordance with the terms of the Acquisition Agreement without giving effect to any amendment, supplement, waiver or modification (whether pursuant to the Borrower’s consent or otherwise) in any respect by the Borrower in a manner that is materially adverse to the Second Amendment Incremental Revolving Lenders, in their respective capacities, without the consent of the Second Amendment Incremental Revolving Lenders (such consent not to be unreasonably withheld, conditioned or delayed).

(e) No Material Adverse Effect. No Material Adverse Effect (as defined in the Acquisition Agreement) has occurred.

(f) KYC. The Second Amendment Incremental Revolving Lenders will have received at least three (3) Business Days prior to the Second Amendment Effective Date (a) all outstanding documentation and other information about the Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least ten (10) Business Days prior to the Second Amendment Effective Date.

(g) Target Indebtedness. Substantially concurrently with the Second Amendment Effective Date, all outstanding indebtedness of the Parent Companies under that certain Loan Agreement, dated as of May 1, 2023 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms), by and among the Parent Companies, COMSAT, Inc., a Delaware corporation,

Stewart Ratcliff Aviation Services, Inc., an Ohio corporation, Satcom Direct Avionics, Inc., an Ohio corporation and Satcom Direct Avionics, ULC, a British Columbia unlimited liability company and Bank of America, N.A. shall be repaid in full and all other related obligations thereunder (including any accrued and unpaid interest and fees) shall be terminated in full, and all guarantees and security interests in respect thereof shall be terminated and/or released, as applicable.

SECTION 7. REAFFIRMATION.

By executing and delivering a copy hereof, (i) the Borrower and each other Loan Party, as applicable, hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof and (ii) the Borrower and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Security Documents, (B) agrees that, notwithstanding the effectiveness of this Second Amendment, after giving effect to this Second Amendment, the Guaranty and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties (including, without limitation, the Second Amendment Incremental Revolving Lenders) continue to be in full force and effect and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Secured Obligations under the Credit Agreement, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Secured Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby after giving effect to this Second Amendment.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) Amendments. No amendment or waiver of any provision of this Second Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 9.02 of the Credit Agreement.

(b) Ratification. This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments guaranteeing or securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Second Amendment. This Second Amendment does not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the obligations are in all respects continuing and in full force and effect with respect to all obligations. Nothing expressed or implied in this Second Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Second Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Second Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Existing Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Second Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. SECTIONS 9.09 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND 9.10 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN (EXCEPT WITH RESPECT TO SECTION 5(B), SECTION 6(D) AND SECTION 6(E) HEREOF) AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS; PROVIDED, THAT SECTION 13.10 (GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL) OF THE ACQUISITION AGREEMENT IS INCORPORATED BY REFERENCE HEREIN (SOLELY WITH RESPECT TO SECTION 5(B), SECTION 6(D) AND SECTION 6(E) HEREOF) AS IF SUCH SECTION APPEARED HEREIN.

(e) Severability. Section 9.07 (Severability) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Effectiveness. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Second Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable Law.

(g) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(h) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment, in or related to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

(i) Confidentiality. Section 9.12 (Confidentiality) of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(j) Direction. The Consenting Revolving Lenders and the Second Amendment Incremental Revolving Lenders, by their execution of this Second Amendment, hereby direct and authorize the Administrative Agent to execute and deliver this Second Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

GOGO INC.

By:	/s/ Crystal L. Gordon
Name:	Crystal L. Gordon
Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

GOGO INTERMEDIATE HOLDINGS LLC,
as a Grantor

By:	/s/ Crystal L. Gordon
Name:	Crystal L. Gordon
Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

GOGO FINANCE CO. INC.,
as a Grantor

By:	/s/ Crystal L. Gordon
Name:	Crystal L. Gordon
Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

AC BIDCO LLC,
as a Grantor

By:	/s/ Crystal L. Gordon
Name:	Crystal L. Gordon
Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

GOGO BUSINESS AVIATION LLC,
as a Grantor

By:	/s/ Crystal L. Gordon
Name:	Crystal L. Gordon
Title:	Executive Vice President, General Counsel,
Chief Administrative Officer and Secretary

[Signature Page to Second Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.
as Administrative Agent and Collateral Agent

By:	/s/ Andrew W. Earls
Name: Andrew W. Earls
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Second Amendment Incremental Revolving Lender, Consenting Revolving Lender and Issuing Bank

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as a Second Amendment Incremental Revolving Lender, Consenting Revolving Lender and Issuing Bank

By:	/s/ Jeffrey Murphy
Name: Jeffrey Murphy
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Second Amendment Incremental Revolving Lender, Consenting Revolving Lender and Issuing Bank

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Consenting Revolving Lender and Issuing Bank

By:	/s/ Muhammad Afzal
Name: Muhammad Afzal
Title: Director

By:	/s/ Anthony Colon
Name: Anthony Colon
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

SCHEDULE 1

Second Amendment Incremental Revolving Commitments

Second Amendment Incremental Revolving Lender	Incremental Revolving Facility
Morgan Stanley Senior Funding, Inc.	$4,000,000.00
Bank of America, N.A.	$25,000,000.00
Deutsche Bank AG New York Branch	$3,000,000.00

Total:	$32,000,000.00

Aggregate Revolving Commitments (effective as of the Second Amendment Effective Date)

Revolving Lender	Revolving Facility
Morgan Stanley Senior Funding, Inc.	$40,000,000
Bank of America, N.A.	$25,000,000
Deutsche Bank AG New York Branch	$30,000,000
UBS AG, Stamford Branch	$27,000,000

Total:	$122,000,000

LC Commitments (effective as of the Second Amendment Effective Date)

Issuing Bank	LC Commitment
Morgan Stanley Senior Funding, Inc.	$9,836,065.57
Bank of America, N.A.	$6,147,540.99
Deutsche Bank AG New York Branch	$7,377,049.18
UBS AG, Stamford Branch	$6,639,344.26

Total:	$30,000,000